Non-performing Assets Including Troubled Debt Restructurings (TDR)	6 Months Ended
Jun. 30, 2013
Nonperforming Assets Including Troubled Debt Restructurings [Abstract]
Non-performing Assets Including Troubled Debt Restructurings (TDR)

9. Non-performing Assets Including Troubled Debt Restructurings (TDR)

The following table presents information concerning non-performing assets including TDR (in thousands, except percentages):

	June 30, 2013	December 31, 2012
Non-accrual loans
Commercial loans secured by real estate	$2,073	$4,623
Real estate-mortgage	1,137	1,191
Total	3,210	5,814
Other real estate owned
Commercial loans secured by real estate	1,101	1,101
Real estate-mortgage	540	127
Total	1,641	1,228
TDR's not in non-accrual	177	182
Total non-performing assets including TDR	$5,028	$7,224
Total non-performing assets as a percent of loans, net of unearned income, and other real estate owned	0.67%	1.00%

The Company had no loans past due 90 days or more for the periods presented which were accruing interest.

Consistent with accounting and regulatory guidance, the Bank recognizes a TDR when the Bank, for economic or legal reasons related to a borrower's financial difficulties, grants a concession to the borrower that would not normally be considered. Regardless of the form of concession granted, the Bank's objective in offering a troubled debt restructure is to increase the probability of repayment of the borrower's loan.

To be considered a TDR, both of the following criteria must be met:

•	the borrower must be experiencing financial difficulties; and
•	the Bank, for economic or legal reasons related to the borrower's financial difficulties, grants a concession to the borrower that would not otherwise be considered.

Factors that indicate a borrower is experiencing financial difficulties include, but are not limited to:

•	the borrower is currently in default on their loan(s);
•	the borrower has filed for bankruptcy;
•	the borrower has insufficient cash flows to service their loan(s); and
•	the borrower is unable to obtain refinancing from other sources at a market rate similar to rates available to a non-troubled debtor.

Factors that indicate that a concession has been granted include, but are not limited to:

•	the borrower is granted an interest rate reduction to a level below market rates for debt with similar risk; or
•	the borrower is granted a material maturity date extension, or extension of the amortization plan to provide payment relief. For purposes of this policy, a material maturity date extension will generally include any maturity date extension, or the aggregate of multiple consecutive maturity date extensions, that exceed 120 days. A restructuring that results in an insignificant delay in payment, i.e. 120 days or less, is not necessarily a TDR. Insignificant payment delays occur when the amount of the restructured payments subject to the delay is insignificant relative to the unpaid principal or collateral value, and will result in an insignificant shortfall in the originally scheduled contractual amount due, and/or the delay in timing of the restructured payment period is insignificant relative to the frequency of payments, the original maturity or the original amortization.

The determination of whether a restructured loan is a TDR requires consideration of all of the facts and circumstances surrounding the modification. No single factor is determinative of whether a restructuring is a TDR. An overall general decline in the economy or some deterioration in a borrower's financial condition does not automatically mean that the borrower is experiencing financial difficulty. Accordingly, determination of whether a modification is a TDR involves a large degree of judgment.

Any loan modification where the borrower's aggregate exposure is at least $250,000 and where the loan currently maintains a criticized or classified risk rating, i.e. Special Mention, Substandard or Doubtful, or where the loan will be assigned a criticized or classified rating after the modification is evaluated to determine the need for TDR classification.

The Company had no loans modified as TDR's for the three or six month periods ended on June 30, 2013.

The following table details the loans modified as TDRs during both the three and six month periods ended June 30, 2012 (dollars in thousands).

Loans in accrual status	# of Loans	Current Balance	Concession Granted
Commercial loan secured by real estate	2	$140	Extension of maturity date

Loans in non-accrual status	# of Loans	Current Balance	Concession Granted
Commercial loan secured by real estate	4	$2,527	Extension of maturity date

In all instances where loans have been modified in troubled debt restructurings the pre- and post-modified balances are the same.

Once a loan is classified as a TDR, this classification will remain until documented improvement in the financial position of the borrower supports confidence that all principal and interest will be paid according to terms. Additionally, the customer must have re-established a track record of timely payments according to the restructured contract terms for a minimum of six consecutive months prior to consideration for removing the loan from non-accrual TDR status. However, a loan will continue to be on non-accrual status until, consistent with our policy, the borrower has made a minimum of six consecutive monthly payments in accordance with the terms of the loan.

The following table presents the recorded investment in loans that were modified as TDR's during each 12-month period prior to the current reporting periods, which begin January 1, 2013 and 2012 (six month periods) and April 1, 2013 and 2012 (3 month periods), respectively, and that subsequently defaulted during these reporting periods (dollars in thousands):

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Recorded investment of defaults
Commercial loan secured by real estate	$2,104	$32	$656	$32
Total	$2,104	$32	$656	$32

All TDR's are individually evaluated for impairment and a related allowance is recorded, as needed. All TDR's which defaulted in the above table had a related allowance adequate to reserve for anticipated losses.

The Company is unaware of any additional loans which are required to either be charged-off or added to the non-performing asset totals disclosed above. Other real estate owned is recorded at fair value minus estimated costs to sell.

The following table sets forth, for the periods indicated, (1) the gross interest income that would have been recorded if non-accrual loans had been current in accordance with their original terms and had been outstanding throughout the period or since origination if held for part of the period, (2) the amount of interest income actually recorded on such loans, and (3) the net reduction in interest income attributable to such loans (in thousands).

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Interest income due in accordance with original terms	$39	$55	$102	$118
Interest income recorded	-	-	-	-
Net reduction in interest income	$39	$55	$102	$118